FOURTH AMENDMENT

TO LEASE AGREEMENT DATED MAY 16, 2000

This is a Fourth Amendment ("Amendment") dated August 1, 2003, for reference purposes only, to that certain Lease Agreement dated May 16, 2000, (the "Lease") by and between AFC-5, LLC, a New Mexico Limited Liability Company ("Landlord") and SBS Technologies, Inc. ("Tenant").

RECITALS

WHEREAS, AFC-5, LLC, and SBS Technologies, Inc. entered into the Lease Agreement dated May 16, 2000, as amended by First Amendment to Lease dated February 1, 2001, Second Amendment to Lease dated April 1, 2002 and Third Amendment to Lease dated June 20, 2002 (collectively, the "Lease").

WHEREAS, Tenant expanded its leased Premises pursuant to the First Amendment to Lease to include 3,479 rentable square feet ("Expansion Space"). The Expansion Space is referred to as Suite 320.

WHEREAS, Tenant desires to extend the Term of the Lease for Suite 320 from January 31, 2004 to June 30, 2005 be coterminous with the remaining Lease.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed that the Lease is hereby modified, amplified, and amended in the following respects.

AGREEMENT

    The term for the Expansion Space shall be extended to June 30, 2005 ("Suite 320 Expansion Term").
    The monthly Rent schedule shall be amended as follows:

Period	Expansion Space	Existing Space	Total Monthly Rent
2/01/04 - 6/30/04	$5,225.75	$61,916.83	$67,142.58
7/01/04 - 1/31/05	$5,225.75	$63,544.25	$68,770.00
2/1/05 - 6/30/05	$5,382.52	$63,544.25	$68,926.77

    Tenant is accepting the Premises in "as-is" condition. No Tenant Improvement allowance shall be granted to Tenant for the Suite 320 Expansion Term.
    No agent or broker is entitled to a commission in connection with this Amendment.
    All other terms and conditions of the Lease not modified by this Amendment shall apply to the Extension Term.
    All other portions of the Lease not affected by this Amendment shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant, the parties hereto, have duly executed this Amendment to be effective as of August 1, 2003.

LANDLORD:

TENANT:

AFC-5, LLC

SBS Technologies, Inc.

a New Mexico limited liability company

By: /S/ F Memarzadeh

By: /S/ James E. Dixon, Jr.

Firouz D. Memarzadeh, Manager

Its CFO